UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2010
Date of Report (Date of earliest event reported)

China Premium Lifestyle Enterprise, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-120807	11-3718650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10/F, Wo Kee Hong Building
585-609 Castle Peak Road
Kwai Chung, N.T. Hong Kong
(Address of principal executive offices)
(Zip Code)

(852) 2954-2469
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report, the terms “we,” “us,” “our” and the “Company” mean China Premium Lifestyle Enterprise, Inc., a Nevada corporation, and our consolidated subsidiaries, taken together as a whole.

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on April 21, 2010, we reported that on April 20, 2010, our management concluded that our audited financial statements for the years ended December 31, 2006, 2007 and 2008, and our unaudited interim financial statements for the periods ended March 31, 2006 through September 30, 2009, should not be relied upon and should be restated primarily because certain corporate actions taken by the Company’s prior management and majority shareholders were approved in a manner that contravened our bylaws and resulted in the invalid issuance of shares of our capital stock.  These various matters made the financial statements inaccurate in connection with, among other things, the effect of the share exchange transaction among the Company, Fred De Luca, Corich Enterprises, Inc., a British Virgin Islands corporation, Herbert Adamczyk and Technorient Limited, a Hong Kong corporation, that closed on September 5, 2006.

These errors, which were previously unknown to our current management, were discovered during the pendency of the Company’s recent federal court action for breach of contract, fraud, conversion and breach of fiduciary duty against, among others, members of the Company’s prior management and majority shareholders.  The action, styled China Premium Lifestyle Enterprise, Inc. v. Happy Emerald Limited, et al., was settled effective March 1, 2010.

Upon further analysis, on May 14, 2010, our management concluded that reliance on our unaudited interim financial statements for the period ended March 31, 2006 should not have been withdrawn and that no restatements should be made to the financial statements for such period.  However, our management concluded that certain notes in our unaudited interim financial statements included in the quarterly report on Form 10-QSB for the period ended March 31, 2006 needed to be amended.  In addition, our management concluded that certain notes in our audited financial statements included in the annual report on Form 10-KSB for our former fiscal year ended June 30, 2006 also needed to be amended.

As a result, the Board of Directors unanimously approved, authorized and directed the amendment of certain notes in our audited financial statements for our former fiscal year ended June 30, 2006 and our unaudited interim financial statements for the period ended March 31, 2006 and the filing of this Current Report (Amendment No. 1) on Form 8-K/A.  We have discussed the above with our independent accountants.  We will file an amended annual report on Form 10-K/A for our former fiscal ended June 30, 2006 and an amended quarterly report on Form 10-Q/A for the period ended March 31, 2006, which will contain the amended notes to our audited financial statements for our former fiscal year ended June 30, 2006 and our unaudited interim financial statements for the period ended March 31, 2006, as soon as practicable.

In addition, as previously disclosed, we will file amended annual reports on Form 10-K/A and amended quarterly reports on Form 10-Q/A for the periods covered by the restatements for the years ended December 31, 2006, 2007 and 2008 and the interim quarterly periods from September 30, 2006 through September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC., a Nevada corporation

Dated: May 17, 2010	By:	/s/ Richard Man Fai Lee
Richard Man Fai Lee
Chief Executive Officer